UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): February 16, 2005


                            Silverstar Holdings, Ltd.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



            Bermuda                       0-27494                   N/A
-------------------------------         -----------            -------------
(State or other jurisdiction of         (Commission            (IRS Employer
         incorporation)                 File Number)         Identification No.)


            Clarendon House, Church Street, Hamilton, HM CX, Bermuda
            --------------------------------------------------------
             (Address of Principal Executive Offices with Zip Code)



       Registrant's telephone number, including area code: (441) 295-1422



                                 Not Applicable
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

     On February 17, 2005, Joe Weil, a Director of the registrant resigned and was replaced by Douglas Brisotti as Director, effective immediately.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:    February 23, 2005

                                               SILVERSTAR HOLDINGS, LTD.


                                               By: /s/ Clive Kabatznik
                                                   -----------------------------
                                                   Name:  Clive Kabatznik
                                                   Title: CEO